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                                                                  EXHIBIT 10.37


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS, IN THE OPINION OF COUNSEL TO THE COMPANY, SUCH REGISTRATION IS NOT THEN REQUIRED

              This Warrant will be void after January 15, 2001

                                   WARRANT

                    To Purchase Shares of Common Stock of

                      UNIVERSAL SEISMIC ASSOCIATES, INC.

     THIS CERTIFIES THAT, for value received, RONALD L. ENGLAND, whose address is 16420 Park Ten Place, Suite 300, Houston, Texas 77084-5051 (the "Holder"), is entitled to purchase from UNIVERSAL SEISMAC ASSOCIATES, INC., a Delaware corporation, whose address is 16420 Park Ten Place, Suite 300, Houston, Texas 77084-5051 (the "Company"), at any time from and after the date hereof, and prior to midnight (Houston, Texas time) on January 15, 2001 (the "Exercise Period"), 5,000 fully paid and nonassessable shares of the Company's common stock, $0.0001 par value (the "Common Stock"), at the price of $2.50 per Share ("Share Purchase Price"); subject, however, to the provisions and upon the terms and conditions herinafter set forth in this Warrant ("Warrant"). The shares of Common Stock deliverable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Shares."

     1. Exercise: Issuance of Certificates: Payment for Shares. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time during the Exercise Period, upon presentation and surrender of This Warrant to the Company, at its principal office as set forth above, or at such other place as the Company may designate written notice from the Holder stating that the Holder is exercising this Warrant and specifying the number of Shares that the Holder desires to purchase (the "Notice") and accompanied by payment of the applicable Share Purchase Price for each Share so purchased and all federal and state taxes or other governmental charge applicable to such exercise and issuance of the Shares. Such payment shall be made, in cash or by certified, bank or cashier's check, payable to the order of the Company. The Shares so purchased shall be deemed to have been issued to the Holder as of the close of business on the business day next following the date on which this Warrant shall have been surrendered to the Company, along with the Notice and full payment for the Shares purchased. Subject to the provisions of Section 8, certificates for the Shares so purchased and, unless this Warrant shall have expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been


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exercised, shall be delivered to the Holder within a reasonable time after the
Holder has complied with the provisions of this Section 1.

     2. Restrictions on Exercise or Transfer of Warrant. The Holder may not sell, assign, transfer or hypothecate this Warrant or any interest herein except as set forth in the last sentence of this Section, and any attempt by the Holder to do so shall be void. Neither this Warrant nor any interest herein may be sold, assigned, transferred or hypothecated involuntarily or by operation of law. The Company specifically understands and agrees that the Warrant shall be fully transferable to any corporation of which the Holder is a director or affiliate and has a 10% or more equity interest therein, provided that the transferee specifically agrees to comply with the foregoing and the Holder has a bona fide interest in such corporation and such transfer has not been made to such corporation for the primary purpose of avoiding the foregoing transfer restrictions.

     3. Reservation of Shares. The Company hereby agrees that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Shares as shall be required for issuance and delivery on exercise of this Warrant.

     4. Loss of Warrant. The Company will execute and deliver a new Warrant of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (i) in the case of loss, theft or destruction, upon receipt by the Company of indemnity satisfactory to the Company, or (ii) in the case of mutilation, upon presentation, surrender, and cancellation of this Warrant. The Holder shall pay all federal and state taxes or other governmental charge applicable to any issuance of new Warrants under this Section 4.

     5. Rights of the Holder. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     6. Adjustment and Other Events.

               (a) Definition. As used in this Section 6, "Stock" shall mean shares of the Company's capital stock of any class, whether now or hereafter authorized, that has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage. As of the date hereof, Stock consists of 20,000,000 authorized shares of the Company's common stock, $0.0001 par value per share.

               (b) Stock Dividend or Distribution. If the Company shall declare any dividend or other distribution upon its outstanding Stock payable in Stock, or shall subdivide its outstanding shares of Stock into a greater number of shares, then, on the effective date of such dividend, distribution or subdivision, the number of Shares that may thereafter be purchased


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upon the exercise of the rights represented hereby shall be increased in proportion to the increase through such dividend, distribution or subdivision, and the Share Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Stock into a smaller number of shares, then, on the effective date of such combination, the number of Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination, and the Share Purchase Price shall be increased in such proportion.

               (c) Notice of Adjustment and-Other Events. The Company shall give the Holder notice of any event requiring an adjustment as provided in Subsection 6(b) at least ten days prior to the effective date of such event; provided, however, that failure to give such notice shall not in any way invalidate or otherwise limit or affect the validity or effectiveness of such event.

               (d) Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant, and the Company shall have no obligation to make any cash payment with respect thereto.

               (e) Company-Held Stock. The number of shares of Stock of any class at any time outstanding shall include all shares of Stock of that class then owned or held by or for the account of the Company.

     7. Registration Rights.

               (a) Registrable Stock. As used in this Section 7, the term "Registrable Stock" shall mean all Shares issued pursuant to the provisions of this Warrant, but shall not include the Warrant.

               (b) Incidental Registration. In the event that the Company proposes, at any time during the Exercise Period, to file a registration statement on a general form of registration under the Securities Act of 1933, as amended (the "Securities Act"), and relating to shares of Common Stock issued or to be issued by it (other than a registration effected solely to implement an employee benefit plan or solely with respect to a transaction to which Rule 145 under the Securities Act is applicable), then it shall give written notice of such proposal to all holders of Registrable Stock and any other holders of securities of the Company having any rights to include securities in such registration. Upon the written request of a holder or holders of any shares of Registrable Stock given within ten days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares by such holder or holders), the Company will use its best efforts to promptly cause all such shares intended to be disposed of, the holder or holders of which shall have so requested registration thereof, to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the holder or holders of the shares so registered, subject to the limitations set forth in Section 7(c). The


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Company specifically covenants and agrees that it will use all reasonable efforts to include such shares in any registration statement filed at the request of Resource investors Management Company ("RIMCO") Or any affiliate thereof filed by reason Of any registration rights granted Pursuant to the contemplated investment in various debt instruments and related securities by various limited partnerships affiliated with RIMCO (the "RIMCO Partnerships"). To the extent that the RIMCO Partnerships do not make such investment or no registration statement is filed on their behalf within 24 months of the execution date hereof, the Company shall, if permitted under applicable rules and regulations of the Securities and Exchange Commission promptly cause the Stock to be included on a registration statement on Form S-8, or if not so permitted, on the next registration statement filed by the Company (other than a registration effected solely to implement an employee benefit plan or solely with respect to a transaction to which Rule 145 under the Securities Act is applicable).

               (c) Limitations on Registration. If the Company gives notice Pursuant to Section 7(b) for the purpose of permitting registration (whether involving an underwritten or other offering) of Shares, the Company shall have the right to determine the aggregate size of the offering and to limit the number of Shares to be registered by the holders of Registrable Stock pursuant to Section 7(b), including the right to exclude all shares to be sold on behalf of holders of Registrable Stock if the Company's underwriters or financial advisers determine such exclusion is necessary or advisable to insure a successful offering of the Company securities. If the Company limits the number of (but does not exclude) shares sold by selling shareholders, the maximum number of shares to be registered on behalf of any holder of Registrable Stock shall be determined by multiplying the number of shares of Registrable Stock such holder has properly requested be registered by a fraction, the numerator of which shall be the number of shares of Common Stock to be included in such registration by all shareholders, and the denominator of which is the number of shares of Common Stock validly requested to be included in such registration by all holders of Common Stock having registration rights. All registration rights with respect to any shares of Registrable Stock shall lapse and terminate at the earlier of (i) such time as such shares have been actually registered once on a registration statement on Form S-3 or S-8, (ii) such time as the holder thereof has had the opportunity to register such shares hereunder and has declined or failed to so register such shares, or (iii) such time as counsel for the Company makes a good faith determination that all of the shares of Registrable Stock may be sold into public markets under Rule 144 promulgated under the Securities Act, or otherwise, in a period of nine months or less and that any restrictive legend set forth on the shares of Registrable Shares pertaining to securities law compliance may be removed. In addition, to the extent that any existing registration rights of the Company conflict with the provisions of this Section 7, the registration rights provided herein shall be subject to any previously granted registration rights with respect to the Company securities and shall be delayed or otherwise equitably subordinated to such prior rights until such prior rights are satisfied. The foregoing limitations shall not apply to the first registration statement filed on behalf of RIMCO or any of the RIMCO Partnerships, provided that RIMCO consents to such inclusion.


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               (d) Registration Procedures. If and when the Company is required by the provisions Of this Section 7 to use its best efforts to effect promptly the registration of shares of Registrable Stock under the Securities Act, the Company will:

               (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein for a period of not less than six (6) months, except that the Company shall not be required to conduct any special audit and if such an audit would be required, the Company may delay such registration statement until such time as such special audit is no longer required;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares for a period of not less than six (6) months;

               (iii) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller; and

               (iv) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States, as each prospective seller shall reasonably request, to enable such prospective seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller.

               Each prospective seller of Registrable Stock, and each underwriter designated by such seller, shall be required to furnish to the Company such information as the Company may reasonably require from such seller or underwriter for inclusion in the registration statement (and the prospectus included therein).

               The holders of shares included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales in order to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

               (e) Registration Expenses. All expenses incurred in effecting any registration pursuant to this Section 7 including, without limitation, all registration and filing fees, printing


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expenses, expenses of compliance with blue sky laws and fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding the foregoing, however, all underwriting discounts and commissions and fees and disbursements for special counsel to the holders of the securities to be registered shall be paid out of the proceeds of the sale of Common Stock occurring in connection with such registration.

               (f) Indemnification by Company. The Company to indemnify each holder requesting or joining in a registration, each person or entity who controls such holder within the meaning of Section 15 Of the Securities Act, and each underwriter and selling broker of the securities so registered, and their respective successors, against any claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and agrees to reimburse each such holder, each person or entity who controls such holder within the meaning of Section 15 of the Securities Act, and each such underwriter, and their respective successors, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable in any such case if (and to the extent that) such statement or omission was made in reliance upon information (including, without limitation written negative responses to inquiries) furnished to the Company by an instrument duly executed by such holder or underwriter and stated to be specifically for use in such prospectus, offerring circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto.

               (g) Indemnification by Holders. Each holder requesting or joining in a registration and each underwriter of the securities so registered will indemnify the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated or necessary to make the statements therein not misleading, and will reimburse the Company, as applicable, and each other person indemnified pursuant to this
Section 7(g) for. any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this Section 7(g) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information (including, without limitation, written negative responses to inquiries) furnished to the Company by an


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instrument duly executed by such holder or underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto.

     8. Transfer to Comply with the Securities Act of 1933. In addition to the prohibitions and restrictions contained in Paragraph 2 above, this Warrant and any Shares issued or issuable upon exercise hereof may not be offered or sold except in conformity with the Securities Act, and then only against receipt of a written agreement of such person to whom such offer or sale is made to comply with the provisions of this Paragraph 8 with respect to any resale or other disposition of such securities; except that no such agreement shall be required from any person purchasing Shares issued or issuable upon exercise of this Warrant pursuant to a registration statement effective under the Securities Act. The Holder agrees that, prior to the disposition of any Shares purchased pursuant to the exercise hereof under circumstances that might require registration of such Shares under the Securities Act, or any similar federal or state statute then in force, the Holder shall give written notice to the Company expressing his intention as to the disposition to be made of such Shares. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Company's counsel, the proposed disposition does not require registration of such Shares under the Securities Act, or any similar federal or state statute then in force, the Company shall, as promptly as practicable, notify the Holder of such opinion, and the Holder shall then be entitled to dispose of such Shares, but only strictly in accordance with the terms of the notice delivered by the Holder to the Company and any qualifications or limitations contained in the opinion of the Company's counsel.

     9. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of this Warrant.

     10. Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

     11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas.

     12. Notice. Any notices or certificates by the Company to the Holder or by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by registered or certified mail, return receipt requested, to such party at the address set forth on page 1 of this Warrant, or to such other address as the party may designate by notice given in accordance with this Paragraph 12.

     13. Arbitration. Any and all disputes between the parties hereto arising under or related to this Warrant shall be settled by binding arbitration in Houston, Texas, under the Texas General Arbitration Act, and the determination in any such arbitration may be entered in any

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court having jurisdiction. The arbitration shall be conducted by a panel of three arbitrators, one chosen by each party and the third by the two arbitrators so chosen. If the two arbitrators cannot agree on a third, then the third shall be appointed by the Presiding Judge of the United States District Court for the Southern District of Texas-Houston Division, upon the application of either party with notice to the other.

     14. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     IN WITNESS WHEREOF, this Warrant has been executed and delivered to be effective as of January 12, 1996.

                                    UNIVERSAL SEISMIC ASSOCIATES, INC.,
                                    a Delaware corporation

                                    By: /s/ MICHAEL J. PAWELEK
                                       -------------------------------------
                                        Michael J. Pawelek, President





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